                                            COMPANY REGISTRATION NUMBER 3294807




                        NETWORK SOLUTIONS (NORTHERN) LIMITED

                               FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED 31st JANUARY 1999







                                   ASHFORD READ
                    Chartered Accountants & Registered Auditors
                                40 Alexandra Road
                                    Freemantle
                                   Southampton
                                    Hampshire
                                     SO15 5DG

NETWORK SOLUTIONS (NORTHERN) LIMITED

FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999


CONTENTS                                                          PAGES
Officers and professional advisers                                1

The directors' report                                             2 to 3

Auditors' report to the shareholders                              4

Profit and loss account                                           5

Balance sheet                                                     6

Notes to the financial statements                                 7 to 10


THE FOLLOWING PAGES DO NOT FORM PART OF THE STATUTORY FINANCIAL STATEMENTS

Detailed profit and loss account                                  12

Notes to the detailed profit and loss account                     13

NETWORK SOLUTIONS (NORTHERN) LIMITED

OFFICERS AND PROFESSIONAL ADVISERS

THE BOARD OF DIRECTORS                    Mr A.P. Cowler
                                          Mr W. Bridgen
                                          Mr S. Sutton

COMPANY SECRETARY                         Mr A.P. Cowler

REGISTERED OFFICE                         12 Acorn Business Centre
                                          Northarbour Road
                                          Cosham
                                          Portsmouth
                                          Hampshire
                                          PO6 3TH

AUDITORS                                  Ashford Read
                                          Chartered Accountants
                                          & Registered Auditors
                                          40 Alexandra Road
                                          Freemantle
                                          Southampton
                                          Hampshire
                                          SO15 5DG

BANKERS                                   Barclays Bank Plc
                                          Soho Square Business Centre
                                          8-9 Hanover Square
                                          London
                                          W1A 4ZW

SOLICITORS                                Gurney-Champion & Co
                                          12 Edinburgh Road
                                          Portsmouth
                                          Hampshire
                                          PO1 1DJ

NETWORK SOLUTIONS (NORTHERN) LIMITED

THE DIRECTORS' REPORT

YEAR ENDED 31st JANUARY 1999

The directors present their report and the financial statements of the company for the year ended 31st January 1999.

PRINCIPAL ACTIVITIES

The principal activity of the company during the year was computer network installations.

THE DIRECTORS AND THEIR INTERESTS IN SHARES OF THE COMPANY

The directors who served the company during the year were as follows:

            Mr A.P. Cowler
            Mr W. Bridgen
            Mr S. Sutton
            Mr J.C. Beckett           (Appointed 2 Jun 98)
            Mr I.C. Cocks             (Retired 2 Jun 98)

The company is a wholly owned subsidiary and the interests of group directors are disclosed in the accounts of the parent company.

Mr J. C. Beckett resigned as a director of Network Solutions Group Limited, Network Solutions Limited and Network Solutions (Northern) Limited on 9th July 1999.

YEAR 2000 ISSUES

The directors have considered the risks and uncertainties associated with the year 2000 problem. During the year the company has taken steps to ensure that its internal computer systems are millennium compliant.

The directors have also assessed the possibility of year 2000 related failures in significant suppliers, all of whom have indicated that they are already dealing with the problem. Whilst it is impossible to guarantee that no year 2000 problems will remain, the directors are confident that the company will be able to deal promptly with any failures that may occur.

DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company at the end of the year and of the profit or loss for the year then ended.

In preparing those financial statements, the directors are required to select suitable accounting policies, as described on page 7, and then apply them on a consistent basis, making judgements and estimates that are prudent and reasonable. The directors must also prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. The directors are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

NETWORK SOLUTIONS (NORTHERN) LIMITED

YEAR ENDED 31st JANUARY 1999


AUDITORS

A resolution to re-appoint Ashford Read as auditors for the ensuing year will be proposed at the annual general meeting in accordance with section 385 of the Companies Act 1985.

SMALL COMPANY PROVISIONS

This report has been prepared in accordance with the special provisions for small companies under Part VII of the Companies Act 1985.

Registered office:                      Signed by order of the directors
12 Acorn Business Centre
Northarbour Road
Cosham
Portsmouth
Hampshire                               /s/ A. P. Cowler
PO6 3TH
                                        MR A. P. COWLER
                                        Company Secretary

Approved by the directors on 12 AUG 1999

NETWORK SOLUTIONS (NORTHERN) LIMITED

AUDITORS' REPORT TO THE SHAREHOLDERS

YEAR ENDED 31st JANUARY 1999

We have audited the financial statements on pages 5 to 10 which have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective March 1999), under the historical cost convention and the accounting policies set out on page 7.

RESPECTIVE RESPONSIBILITIES OF THE DIRECTORS AND THE AUDITORS

As described on page 2, the company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the company's state of affairs as at 31st January 1999 and of its profit for the year then ended, and have been properly prepared in accordance with the Companies Act 1985.


                                        /s/ Ashford Read
40 Alexandra Road
Freemantle                              Chartered Accountants
Southampton                             & Registered Auditors
Hampshire
SO15 5DG

12 AUG 1999

NETWORK SOLUTIONS (NORTHERN) LIMITED

PROFIT AND LOSS ACCOUNT

YEAR ENDED 31st JANUARY 1999

                                               Note            1999         1998
                                                                L            L
TURNOVER                                                     681,504       546,049

Cost of sales                                               (551,023)     (443,831)
                                                           ---------     ---------
GROSS PROFIT                                                 130,481       102,218

Distribution costs                                           (13,006)      (21,486)
Administrative expenses                                     (104,231)     (130,453)
Other operating income                                           344             -
                                                           ---------     ---------
OPERATING PROFIT/(LOSS)                           3           13,588       (49,721)

Interest payable and similar charges                          (2,600)         (115)
                                                           ---------     ---------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES                          10,998       (49,836)
BEFORE TAXATION

Tax on profit/(loss) on ordinary activities                        -             -
                                                           ---------     ---------
RETAINED PROFIT/(LOSS) FOR THE
FINANCIAL YEAR                                                10,988       (49,836)

Balance brought forward                                      (49,836)            -
                                                           ---------     ---------
Balance carried forward                                      (38,848)      (49,836)
                                                           ---------     ---------
                                                           ---------     ---------


      The notes on pages 7 to 10 form part of these financial statements.

NETWORK SOLUTIONS (NORTHERN) LIMITED

BALANCE SHEET

31st JANUARY 1999

                                    Note               1999                    1999
                                                 L             L           L           L
FIXED ASSETS
Tangible assets                     4                         3,711                   5,725

CURRENT ASSETS
Stocks                                               -                     2,364
Debtors                             5          100,705                   133,666
Cash at bank and in hand                            82                         -
                                             ---------                 ---------

CREDITORS: Amounts falling due
  within one year                   6         (133,346)                 (181,591)
                                             ---------                 ---------

NET CURRENT LIABILITIES                                     (32,559)                (45,561)
                                                           --------                --------

TOTAL ASSETS LESS CURRENT LIABILITIES                       (28,848)                (39,836)
                                                           --------                --------
                                                           --------                --------

CAPITAL AND RESERVES
Called-up equity share capital      9                        10,000                  10,000
Profit and loss account                                     (38,848)                (49,836)
                                                           --------                --------
DEFICIENCY                                                  (28,848)                (39,836)
                                                           --------                --------
                                                           --------                --------

These financial statements have been prepared in accordance with the special provisions for small companies under Part VII of the Companies Act 1985 and with the Financial Reporting Standard for Smaller Entities (effective March
1999).

These financial statements were approved by the directors on the 12 AUGUST 1999, and are signed on their behalf by:


/s/ A.P. Cowler
----------------------
MR A.P. COWLER


      The notes on pages 7 to 10 form part of these financial statements.

NETWORK SOLUTIONS (NORTHERN) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

1.   ACCOUNTING POLICIES

     BASIS OF ACCOUNTING
     The financial statements have been prepared under the historical cost convention, and in accordance with the Financial Reporting Standard for Smaller Entities (effective March 1999).

     TURNOVER
     The turnover shown in the profit and loss account represents amounts invoiced during the year, exclusive of Value Added Tax.

     DEPRECIATION
     Depreciation is calculated so as to write off the cost of an asset, less its estimated residual value, over the useful economic life of that asset as follows:

     Fixtures & Fittings                -   15% reducing balance basis
     Equipment                          -   33% reducing balance basis

     STOCKS
     Stocks are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     OPERATING LEASE AGREEMENTS
     Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits as incurred.

     DEFERRED TAXATION
     Provision is made, under the liability method, to take account of timing differences between the treatment of certain items for accounts purposes and their treatment for tax purposes. Tax deferred or accelerated is accounted for in respect of all material timing differences to the extent that it is considered that a net liability may arise.

2.   GOING CONCERN

     At the balance sheet date the company's liabilities exceeded its assets by L28,848. The day to day operation of the company is dependent upon support from its directors, associated companies, bankers and trade creditors. The support of the directors and associated companies has been confirmed for the foreseeable future. Subsequent to the year end the company has taken significant measures to ensure improved management control and trading performance. These steps, together with the assumed continued support of the company's bankers and trade creditors, provide the directors with the opinion that it is appropriate to prepare the financial statements on the going concern basis.

NETWORK SOLUTIONS (NORTHERN) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

3.   OPERATING PROFIT/LOSS

     Operating profit/(loss) is stated after charging/(crediting):

                                                     1999               1998
                                                      L                  L
     Directors' emoluments                               -                  -
     Depreciation                                    1,380              1,011
     Profit on disposal of fixed assets               (344)                 -
     Auditors' fees                                  1,200              1,050
                                                   -------            -------
                                                   -------            -------

4.   TANGIBLE FIXED ASSETS

                                             FIXTURES &      EQUIPMENT       TOTAL
                                               FITTINGS
                                                  L              L             L
     COST
     At 1st February 1998                       1,025          5,711          6,736
     Additions                                    795          3,425          4,220
     Disposals                                      -         (5,711)        (5,711)
                                               ------        -------        -------
     At 31st January 1999                       1,820          3,425          5,245
                                               ------        -------        -------
                                               ------        -------        -------

     DEPRECIATION
     At 1st February 1998                         154            857          1,011
     Charge for the year                          250          1,130          1,380
     On disposals                                   -           (857)          (857)
                                               ------        -------        -------
     At 31st January 1999                         404          1,130          1,534
                                               ------        -------        -------
                                               ------        -------        -------

     NET BOOK VALUE
     At 31st January 1999                       1,416          2,295          3,711
                                               ------        -------        -------
                                               ------        -------        -------
     At 31st January 1998                         871          4,854          5,725
                                               ------        -------        -------
                                               ------        -------        -------

5.   DEBTORS

                                                1999                         1998
                                                 L                            L
     Trade debtors                             92,238              -        129,911
     Other debtors                              1,375                         1,375
     Prepayments and accrued income             7,092                         2,380
                                             --------                      --------
                                              100,705                       135,666
                                             --------                      --------
                                             --------                      --------

NETWORK SOLUTIONS (NORTHERN) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

6.   CREDITORS:  Amounts falling due within one year

                                                  1999               1998
                                               L        L         L         L
     Bank loans and overdrafts                         3,506               8,158
     Trade creditors                                  50,135             110,916
     Amounts owed to group undertakings               69,364              38,501
     Other creditors including:
     PAYE and social security                3,696              10,844
     VAT                                     3,390               5,688
                                          --------             -------
                                                       7,086              16,532
     Accruals and deferred income                      3,255               7,484
                                          --------             -------
                                           133,346             181,591
                                          --------             -------


7.   COMMITMENTS UNDER OPERATING LEASES

     At 31st January 1999 the company had aggregate annual commitments under non-cancellable operating leases as set out below.

                                                  1999        1998
                                                    L           L
     Operating leases which expire:
     Within 1 year                               12,116       5,500
     Within 2 to 5 years                          5,083      10,925
                                               --------     -------
                                                 17,199      16,425
                                               --------     -------


8.   RELATED PARTY TRANSACTIONS

     The company was under the control of the directors (Mr. A. P. Cowler, Mr. W. Bridgen, Mr. S. Sutton and Mr. J. C. Beckett) and Network Solutions Group Limited throughout the year. The four directors are also the sole directors of Network Solutions Group Limited as well as Network Solutions Limited.

     During the year the company purchased goods and services from Network Solutions Limited amounting to L130,161 (1998 - L1,890). During the year the company also sold goods and services to Network Solutions Limited amounting to L640 (1998 - L291). At the balance sheet date the company owed Network Solutions Limited L69,364 (1998 - L38,509).

     Mr. A. P. Cowler is a director of and has a controlling interest in The Surrey Design Partnership Limited. During the year the company made sales to The Surrey Design Partnership Limited of LNil (1998 - L530). There were no trading balances outstanding between the companies at the balance sheet date.

     Mr. I. C. Cocks has a controlling interest in Taylor Cocks (formerly Cocks & Co.). During the year the company acquired services from Taylor Cocks amounting to Lnil (1998 - L10,252). During the year the company also sold goods to Taylor Cocks amounting to Lnil (1998 - L2,423). There were no trading balances outstanding between the companies at the balance sheet date.

NETWORK SOLUTIONS (NORTHERN) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

9.   SHARE CAPITAL

     AUTHORISED SHARE CAPITAL:
                                                        1999         1998
                                                          L            L
     100,000 Ordinary shares of L1 each               100,000      100,000
                                                     --------     --------
                                                     --------     --------
     ALLOTTED, CALLED UP AND FULLY PAID:
                                                         1999         1998
                                                          L            L
     Ordinary share capital brought                    10,000            -
     forward
     Issue of ordinary shares                               -       10,000
                                                     --------      -------
                                                       10,000       10,000
                                                     --------      -------
                                                     --------     --------

10.  ULTIMATE PARENT COMPANY

     The ultimate parent company is Network Solutions Group Limited - a company incorporated within the UK.

NETWORK SOLUTIONS (NORTHERN) LIMITED

MANAGEMENT INFORMATION

YEAR ENDED 31st JANUARY 1999






   THE FOLLOWING PAGES DO NOT FORM PART OF THE STATUTORY FINANCIAL STATEMENTS
            WHICH ARE THE SUBJECT OF THE AUDITORS' REPORT ON PAGE 4.

NETWORK SOLUTIONS (NORTHERN) LIMITED

DETAILED PROFIT AND LOSS ACCOUNT

YEAR ENDED 31st JANUARY 1999

                                             1999                          1998
                                         L            L               L             L
TURNOVER                                           681,504                       546,049

COST OF SALES
Opening WIP                             2,364                            -
Purchases                             486,835                      396,512
Direct wages                           61,824                       49,683
                                     --------                     --------
                                      551,023                      446,195
Closing WIP                                 -                       (2,364)
                                     --------                     --------
                                                   551,023                       443,831
                                                  --------                      --------
GROSS PROFIT                                       130,481                       102,218

OVERHEADS
Distribution costs                     13,006                       21,486
Administrative expenses               104,231                      130,453
                                     --------                     --------
                                                  (117,237)                     (151,939)
                                                  --------                      --------
                                                    13,244                       (49,721)
OTHER OPERATING INCOME
Profit on disposal of fixed assets                     344                             -
                                                  --------                      --------
OPERATING PROFIT/(LOSS)                             13,588                       (49,721)

Interest payable and similar charges                (2,600)                         (115)
                                                  --------                      --------
PROFIT/(LOSS) ON ORDINARY ACTIVITIES                10,988                       (49,836)
                                                  --------                      --------
                                                  --------                      --------

NETWORK SOLUTIONS (NORTHERN) LIMITED

NOTES TO THE DETAILED PROFIT AND LOSS ACCOUNT

YEAR ENDED 31st JANUARY 1999

                                               1999                      1998
                                          L             L           L             L
DISTRIBUTION COSTS
Freight and carriage                                     307                       528
Vehicle hire                                          12,699                    20,958
                                                    --------                  --------
                                                      13,006                    21,486
                                                    --------                  --------
                                                    --------                  --------
ADMINISTRATIVE EXPENSES
PERSONNEL COSTS:
Administrative staff salaries                         42,365                    84,422

ESTABLISHMENT EXPENSES:
Rent and services                        5,467                     6,591
Rates and water                          1,650                     2,974
Insurance                                  526                       393
Repairs and maintenance                    224                       369
                                       -------                   -------
                                                       7,867                    10,327
GENERAL EXPENSES:
Motor expenses                           5,574                     5,703
Travel and subsistence                     629                     1,189
Telephone                                6,975                    10,765
Printing, postage, stationery and          978                     1,830
advertising
Management services charge              20,000                         -
Staff recruitment                          936                         -
Sundry expenses                             75                       596
Entertaining                               267                       824
Legal and professional fees                125                     1,714
Accountancy fees                         5,959                    10,598
Auditors remuneration                    1,200                     1,050
Depreciation                             1,380                     1,011
                                       -------                   -------
                                                      44,098                    35,280
FINANCIAL COSTS:
Bad debts written off                    8,256                         -
Bank charges                             1,645                       424
                                       -------                   -------
                                                       9,901                       424
                                                    --------                  --------
                                                     104,231                   130,453
                                                    --------                  --------
                                                    --------                  --------
INTEREST PAYABLE AND SIMILAR CHARGES
Bank interest payable                                    175                        75
Interest on overdue tax                                2,425                        40
                                                    --------                  --------
                                                       2,600                       115
                                                    --------                  --------
                                                    --------                  --------